UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 12, 2018

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 12, 2018, the board of directors (the “Board”) of Palo Alto Networks, Inc. (“Palo Alto Networks”) amended and restated the bylaws of Palo Alto Networks (as amended and restated, the “Bylaws”) to, among other things, implement proxy access.

Section 2.15 has been added to the Bylaws to allow a stockholder or a group of no more than 20 stockholders to include nominees for director in Palo Alto Networks’ proxy materials for an annual meeting of stockholders. More specifically, stockholders or groups of stockholders who have maintained continuous ownership of 3% or more of Palo Alto Networks’ common stock for at least three years may collectively include a number of director nominees not exceeding the greater of (A) two or (B) 20% of the number of directors in office. Proxy access will first be available in connection with Palo Alto Networks’ 2019 annual meeting of stockholders.

Palo Alto Networks has engaged in discussions with a number of its stockholders to assess their views on proxy access, allowing the Board to implement terms that it believes will provide meaningful proxy access rights for stockholders while furthering the long-term interests of Palo Alto Networks and its stockholders.

In addition, Section 2.4(a) of the Bylaws has been amended to adjust the dates on which director nominations (not made by means of proxy access) or proposals of other business must be received by Palo Alto Networks in order to be in compliance with the Bylaws. Beginning with Palo Alto Networks’ 2019 annual meeting of stockholders, such nominations and proposals must be submitted in accordance with the Bylaws not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the date of the preceding year’s annual meeting.

The foregoing summary is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of Palo Alto Networks Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ NIKESH ARORA
Nikesh Arora
Chief Executive Officer

Date: September 14, 2018